SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 12, 2000



                          TransFinancial Holdings, Inc.
                      ------------------------------------
                          (Exact name of registrant as
                            specified in its charter)



    Delaware                      0-12070                   46-0278762
------------------------       -------------             -----------------
(State or other jurisdiction    (Commission             (I. R. S. Employer
 of incorporation               File Number)            Identification No.)


8245 Nieman Road, Suite 100
Lenexa, KS                      66214
-------------------------       -----
(Address of principal         (Zip Code)
executive offices)


Registrant's telephone number, including area code:     913-859-0055
                                                    ----------------------



                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item 4.  Changes in Registrant's Certifying Accountant

      PricewaterhouseCoopers LLP has provided to the registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in Item 4 of the Form 8-K filed by the registrant on July 18, 2000. A copy of that letter, dated July 19, 2000, is filed as
Exhibit 16.1 to this Amendment No. 1 to Form 8-K.



Item 7.  Financial Statements and Exhibits


      (c)  Exhibits

      16.1 Letter dated July 19, 2000 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.






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



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANSFINANCIAL HOLDINGS, INC.




Date:  July 27, 2000                   By: /s/ Timothy P. O'Neil
                                               Timothy P. O'Neil
                                               President






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


                                 EXHIBIT INDEX


Assigned
Exhibit
Number                    Description of Exhibit
--------                  ----------------------


    16.1 Letter dated July 19, 2000 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

                                                                   Exhibit 16.1


PRICEWATERHOUSECOOPERS
-------------------------------------------------------------------------------

                                                     PricewaterhouseCoopers LLP
                                                                  1055 Broadway
                                                                     10th Floor
                                                         Kansas City  MO  64105
                                                      Telephone  (816) 472-7921
                                                      Facsimile  (816) 218-1890
July 19, 2000





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by TransFinancial Holdings, Inc. (copy attached), which was filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 12, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ Pricewaterhouse Coopers LLP
PricewaterhouseCoopers LLP





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